UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 29, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On November 29, 2012, Steadfast Income REIT, Inc. (the “Company”), through SIR Ashley Oaks, LLC (“SIR Ashley Oaks”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired from a third party seller a fee simple interest in a 462-unit multifamily residential community located in San Antonio, Texas, commonly known as the Ashley Oaks Apartments (the “Ashley Oaks Property”). SIR Ashley Oaks acquired the Ashley Oaks Property for an aggregate purchase price of $30,790,000, excluding closing costs. SIR Ashley Oaks financed the payment of the purchase price for the Ashley Oaks Property with a combination of (1) proceeds from the Company’s public offering, and (2) the assumption of an existing mortgage loan from Fannie Mae in the original principal amount of $21,712,000.
On November 30, 2012, the Company, through SIR Arrowhead, LLC (“SIR Arrowhead”), a wholly-owned subsidiary of the Operating Partnership, acquired from a third party seller a fee simple interest in a 200-unit multifamily residential community located in Palatine, Illinois, commonly known as the Arrowhead Apartments (the “Arrowhead Property”). SIR Arrowhead acquired the Arrowhead Property for an aggregate purchase price of $16,750,000, excluding closing costs. SIR Arrowhead financed the payment of the purchase price for the Arrowhead Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $12,562,000 from PNC Bank, National Association, a national banking association (“PNC”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) Capital Markets Execution Program.
On November 30, 2012, the Company, through SIR Moorings, LLC (“SIR Moorings”), a wholly-owned subsidiary of the Operating Partnership, acquired from a third party seller a fee simple interest in a 216-unit multifamily residential community located in Roselle, Illinois, commonly known as The Moorings Apartments (the “Moorings Property”). SIR Moorings acquired the the Moorings Property for an aggregate purchase price of $20,250,000, excluding closing costs. SIR Moorings financed the payment of the purchase price for the Moorings Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $15,187,000 from PNC, pursuant to the requirements of the Freddie Mac Capital Markets Execution Program.
On December 4, 2012, the Company distributed a press release announcing the completion of the acquisition of the Ashley Oaks Property, the Arrowhead Property and the Moorings Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated December 4, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	December 4, 2012	By:	/s/ Ella Shaw Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated December 4, 2012